SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 7, 2004

PINNACLE DATA SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

001-16103	31-1263732
(Commission File Number)	(I.R.S. Employer Identification No.)

6600 Port Road, Groveport, Ohio	43125
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 748-1150

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 6. Resignations of Registrant’s Directors.

The Registrant received a letter of resignation from David C. Swaddling on April 9, 2004. Pursuant to the letter, Mr. Swaddling resigned as a Director of the Registrant effective April 7, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE DATA SYSTEMS, INC.

Date: April 16, 2004	By:	/s/ Michael R. Sayre
Michael R. Sayre
Executive Vice President and Chief Financial Officer